Exhibit 10.1

                   AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT

      This Amendment No. 1 to Asset Purchase Agreement (the "Agreement") is made as of this 18th day of November , 2008 by and between AVEROX, a private limited company organized under the laws of Pakistan, ("Party I"), a subsidiary of AVEROX Inc., a Nevada, USA corporation and sole shareholder of Party I, and Provisus LTD, a company incorporated under the laws of the United Kingdom (the "UK") ("Party II")).

                                   WITNESSETH:

      WHEREAS, Party II and Party I are parties to a certain Asset Purchase Agreement dated August 5, 2008 (the "Purchase Agreement");

      WHEREAS, Party I and Party II desire to amend the Purchase Agreement.

      NOW THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged herein, the parties agree as follows:

      1. Amendment to Agreement.

      Schedule II to the Agreement is hereby amended by deleting the text thereof in its entirety and, as so amended, shall read as set forth on
      Schedule I to this Amendment.

      2. General

            (a) Except as amended hereby, the Purchase Agreement shall remain in full force and effect and all of the terms thereof are hereby incorporated by reference.

            (b) This Amendment may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement. The facsimile signature of any party to this Amendment for purposes of execution or otherwise is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document.

            (c) This Amendment shall be governed by and construed in accordance with the laws of the Pakistan.

                            [Signature Page Follows]


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

IN WITNESS WHEREOF, Party I and Party II have caused this Agreement to be duly executed and delivered on the day and year first written above.

                                    PARTY I:


                                    AVEROX PVT. LTD

                                    By: /s/ Yasser Ahmad
                                        ----------------------------
                                    Name:  Yasser Ahmad
                                    Title: Company Secretary/ CFO


                                    PROVISUS LTD.

                                    By: /s/ Salman Mahmood
                                        ----------------------------
                                    Name:  Salman Mahmood
                                    Title: Sole Shareholder/Director


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

                                   SCHEDULE I

                   List of Party I Acquired Assets by Party II

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Claims for commissions from Azure Solutions
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Claims for commissions from ATIS Systems GMBH
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Claims for Commissions from Lucent Technologies
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Claims for Commissions from Intec Telecom
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